Exhibit 99.1

OrthoPediatrics Corp. June, 2019 Mark Throdahl , CEO Fred Hite, CFO

Disclaimer Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of U . S . federal securities laws . You can identify forward - looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions . Forward - looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control . Important factors could cause actual results to differ materially from those in the forward - looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10 - K filed with the SEC on March 7 , 2019 . Forward - looking statements speak only as of the date they are made . OrthoPediatrics assumes no obligation to update forward - looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws . Use of Non - GAAP Financial Measures This presentation includes the non - GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U . S . generally accepted accounting principles (“GAAP”) . Adjusted EBITDA in this presentation represents net loss, plus interest expense (income), net plus other expense (income), depreciation and amortization, stock - based compensation expense, accelerated vesting of restricted stock upon our IPO, public company costs and initial public offering costs . Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance . Management uses the measure as a measure of the Company’s operating performance and for planning purposes, including financial projections . The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry . The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period . Adjusted EBITDA is a non - GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non - recurring items . In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future . Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements . In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation . The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments . Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis . The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation . 2

Highlights Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.2 billion U.S., $2.7 billion globally in 2016 High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage: - Broadest pediatric - specific orthopedic product offering with 26 surgical systems + 6 more from June 2019 acquisition of Vilex - Strong relations with pediatric orthopedic surgeons - Deep commitment to clinical education - Sales personnel are a consultative resource Consistent 20+% growth since inception - FY18 revenue of $57.6 million, up 26% - Quarterly revenue growth between 21% - 28% from 1Q 2018 through 1Q 2019 Vilex acquisition expands Trauma & Deformity offering to 80% of the addressable market and gives OP proprietary, leading - edge technology in external fixation Large Market Proprietary Technology Scalable Business 3

OP Today Treated >150,000 patients since inception 26 surgical systems; 7,500+ SKUs; strong pipeline* + 6 additional systems from Vilex acquisition 80 direct employees; 138 focused sales reps* Global sales organization focused on pediatric orthopedic surgeons in 42 countries* 26 issued patents; 35 pending patents* Only non - founding Chief Medical Officer in the industry who is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement Improving the lives of children with orthopedic conditions Company Snapshot Cause 4 A Company Built on a CAUSE Gideon with CMO Peter Armstrong, M.D., c. 1995. Gideon’s drawing of his girlfriend, 2016. * As of March 31, 2019

Our Key Idea Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re - purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty OP’s Market Impact 5 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re - Purposed Adult Plate OP’s Solution

38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma & Deformity $519M OP’S $2.7 Billion Current Addressable Global Market $1.2 Billion U.S. Addressable Market Procedures (%) High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures Smart Implants $299M Scoliosis $285M Sports Medicine $116M 268 U.S. Hospitals 3,157 U.S. Hospitals 6

Product Line Diversification $57.6 million sales in 2018, increasing 26% Well diversified sources of growth All major product families supported FY 2018 26% revenue growth Firefly, PNP|Femur , and PediFrag were key growth drivers All products have comparable gross margins 2018 Revenue by Segment 7 2018 Revenue by Product Family Sports Medicine/ Other Trauma & Deformity Scoliosis 29% 69% 2% 44% 17% 14% 20% 11% 42% 62% 23% 9% 0% 10% 20% 30% 40% 50% 60% 70% 2018 Revenue Growth % by Product Family

A Proven Strategy Since 2011 8 Deploy Instrument Sets Sales Focus on Teaching Institutions and High Volume Hospitals Expand Addressable Procedures Expand Clinical Education Programs Goals Accelerate sales growth Develop novel technologies

New Systems & Product Launches (2017-2018)

Trauma & Deformity



2017 Launches



Titanium PediPlates® System
(Expands physeal tethering offering)



Clavicle Plate System
(First pediatric specific system)



Wrist Fusion Plate System
(First pediatric specific system)

2018 Launches



PediFlex Advanced



Pediatric Nailing Platform | FEMUR
(Expands into adolescent cases)

Scoliosis





2017 Launches





FIREFLY® Pedicle Screw Navigation Guides (Complementary to RESPONSE Spine System)

2018 Launches



FireFly S2/Alar



RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)

Sports Medicine



2017 Launches



Medial Patella Femoral Ligament Reconstruction System
(Complementary to ACL Reconstruction System)

9

Upcoming New Systems & Product Launches

Trauma & Deformity

2019 Expected Product Launches





Development Complete

Osteogenesis Imperfecta Nail System



Submitted 510(k) to FDA

PediFoot
(First pediatric system)



Development In Process

PNP | Tibia



Submitted 510(k) to FDA

Cannulated Screws

Scoliosis

2019 Product Launches









Launched Feb'19

BandLoc DUO System





Development In Process

Neuromuscular Scoliosis System

10

Knee (Sports Medicine) Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long Bone CMF Proximal Humerus Elbow Hand & Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to expand portfolio to full array of pediatric surgeries 11 Growing Rods

Leading Edge Systems in Development 12 Emerging procedure with off - label use of adult lumbar fixation product Allows intervention in patients as young as 10 Reversible, non - fusion procedure Acquired IP; now enhancing portfolio Formed task force of leading tethering surgeons Evaluating and refining concepts Proof of concept model developed August 2018 Important milestone reached Embodiments in intramedullary nailing and scoliosis OP will offer significant improvements to current technology Smart Implants Spinal Tethering

Global Sales Coverage United States 75% of 2018 Revenue 33 Sales Agencies, most of which are exclusive* International 25% of 2018 Revenue 7 Sales Agencies + 35 Stocking Distributors* Currently selling to major children’s hospitals in the U.S. and 41 additional countries Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Replicate success of sales agency model in UK, IRE, AUS, NZ, CAN, BE, and NL Direct in UK, IRE, AUS, NZ, CAN, BE, NL 13 * Data as of 1Q 2019

Vilex Acquisition Transaction • On June 4 OP purchased Vilex , including its Orthex Hexapod e xternal fixation system and proprietary CORA - based x - ray planning software • Will separate Vilex’s adult business and pursue potential divestiture Consideration • $50 million cash + $10 million shares = $60 million Benefits • Expands OP’s Trauma & D eformity business into a new segment valued at $ 2 00 million globally • Expands Trauma & Deformity’s product breadth from 60% to 80% of addressable market • Increases surgeon reach to limb reconstruction specialists who treat pediatric patients beyond children’s hospitals, providing increased pull through of other products 14

OP Owns Orthex • Hexapod deformity correction external fixation system plus point and click X - ray planning proprietary software • 50%+ annual revenue growth since FDA - clearance in mid - 2016 • Generated $3.1 million of 2018 revenue Potential Sale of Vilex’s Adult Systems • $8.7 million of 2018 revenue, most of which is adult • Extensive development pipeline • Investment by a focused Foot & Ankle company will drive future success Separating Adult from Pediatric Products 15

Orthex Advantages • Disruptive Technology • Construct allows for 90 Σ angulation • Unique calibrated struts & HA - coated pins • Patented point and click software • Significantly simplifies surgery planning and subsequent alignments • Dror Paley, MD – Pediatric orthopedic KOL • Introduced Ilizarov method in U.S. • Defend competitive position and risk • Defend other potential acquirers from entering the pediatric space 16

• PediFoot Deformity Correction System • Launch second half of 2019 • Focuses on 4 of the 12 common foot deformity surgeries • Vilex provides products for 4 additional indications, allowing OP system to address 8 of the 12 common procedures • Staple expands PediPlate franchise • OP’s largest T&D product offering Foundational Foot & Ankle Products 17

Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Competitive Landscape 18

What Does Category Leadership Mean? Surgeon relationships and clinical education Relationships with surgeons who use entire portfolio Major provider of clinical education Leading supporter of surgical societies Custom instruments Attractive growth and margin profile Consistent growth since inception 74% gross margin in FY 2018 History of efficient capital utilization Robust organic growth opportunities $2.7 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative product offering 12 years’ clinical understanding New product pipeline Pediatric Market Gateway for distributed products and joint product developments 19

Financial Review

$6.7 $9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $34.9 $43.5 $0.4 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.7 $14.1 $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $31.0 $37.3 $45.6 $57.6 $69.7 - $70.8 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 FY19E Revenue ($ in Millions) U.S. International FY19E Consistent 20+% Revenue Growth Since Inception 21 $23.7 * * Prior to June 2019 acquisition of Vilex. Updated Guidance to be provided on 2Q19 earnings conf call

$19.3 $22.5 $26.8 $32.8 $39.7 $3.6 $7.4 $9.4 $11.6 $16.7 $0.8 $1.1 $1.1 $1.2 $1.2 $0 $10 $20 $30 $40 $50 $60 $70 2014 2015 2016 2017 2018 Revenue ($ in Millions) Trauma & Deformity Scoliosis Sports Medicine/Other Category Revenue Summary 22 $9.1 $10.0 $2.7 $4.3 $0.3 $0.4 1Q 2018 1Q 2019

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 23 22% 26% 27% 25% 21% 26% 27% 26% 21% 26% 27% 25% 0% 5% 10% 15% 20% 25% 30% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Revenue as % of Total Year

Income Statement Summary 24 ($ in Millions) FY 2016 FY 2017 FY 2018 1Q 2018 1Q 2019 Revenue $37.3 $45.6 $57.6 $12.1 $14.7 Growth % 20% 22% 26% 24% 21% Gross Profit $26.4 $34.5 $42.7 $8.9 $10.7 Margin % 71% 76% 74% 74% 73% Operating Expenses $32.5 $40.9 $52.2 $13.3 $13.4 Operating Loss ($6.1) ($6.5) ($9.6) ($4.4) ($2.7) Net Loss ($6.6) ($8.9) ($12.0) ($5.0) ($3.0) Net Loss per Share* ($7.14) ($5.86) ($0.96) ($0.41) ($0.21) * Net loss per share attributable to common stockholders – basic and diluted

Adjusted EBITDA Reconciliation 25 Three Months Ended March 31, 2018 2019 Net Loss ($5.0) ($3.0) Interest expense, net 0.5 0.3 Other expense 0.1 - Depreciation and amortization 0.7 0.8 Stock - based compensation 0.4 0.5 Accelerated vesting of restricted stock upon IPO 1.8 - Adjusted EBITDA ($1.5) ($1.4) ($ in Millions)

Balance Sheet 26 Assets Liabilities Cash $52.8 Accounts Payable $6.3 Accounts Receivable 10.3 Debt 21.3 Inventory 28.1 Accrued Expenses 2.7 Other Current Assets 2.0 All Other Liabilities 1.7 PP&E (net) 16.8 Paid In Capital 198.5 Intangibles 2.1 Accumulated Deficit (net) (118.4) Total Assets $112.0 Total Liabilities / Equity $112.0 ($ in Millions) As of March 31, 2019 $43M from 12/18 follow - on will, among other things, fund consigned sets and accelerate proven strategy, including any M&A opportunities.

Vilex Acquisition Financial Impact $20M cash usage + $30M term loan B + $10M KIDS Stock = $60M Using 1Q19 ending balance this leaves ~$33M of available cash Vilex $11.8M total year 2018 revenue ~$3.1M Orthex Hexapod … integrate into OP ~$8.7M Vilex Foot and Ankle revenue, most of which is adult … report as discontinued operations on P&L and balance sheet. Will NOT impact reported revenue. 27

Summary Surgeon relationships and clinical education Attractive growth and margin profile Robust organic growth opportunities Broadest, most innovative product offering 28